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                                                                   Exhibit 99.02



             ASSIGNMENT NO. 15 OF RECEIVABLES IN ADDITIONAL ACCOUNTS

      (As required by Section 2.09 of the Pooling and Servicing Agreement)

         ASSIGNMENT NO. 15 OF RECEIVABLES IN ADDITIONAL ACCOUNTS, dated as of October 5, 2006 (this "Assignment"), by and between (i) AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION IV LLC, a Delaware limited liability company ("RFC IV"), as transferor ( the "Transferor"), and (ii) THE BANK OF NEW YORK, a New York banking corporation, not in its individual capacity but solely as trustee (the "Trustee"), pursuant to the Agreement referred to below.

                                   WITNESSETH

         WHEREAS, American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and RFC IV, as transferors, the Trustee and American Express Travel Related Services Company, Inc., as the servicer (the "Servicer"), are parties to the Pooling and Servicing Agreement dated as of May 16, 1996, as amended and restated as of January 1, 2006 (as so amended and restated and as otherwise amended and supplemented, the "Agreement");

         WHEREAS, pursuant to the Agreement, the Transferor wishes to designate Additional Accounts to be included as Accounts and to convey the Receivables of such Additional Accounts, whether now existing or hereafter created, to the Trustee as part of the corpus of the Trust (as each such term is defined in the Agreement); and

         WHEREAS the Trustee is willing to accept such designation and conveyance subject to the terms and conditions hereof;

         NOW, THEREFORE, the Transferor and the Trustee hereby agree as follows:

         1. Defined Terms. All capitalized terms used herein shall have the meanings ascribed to them in the Agreement unless otherwise defined herein.

         "Additional Accounts" shall mean the Additional Accounts, as defined in the Agreement, that are designated hereby and listed on Schedule 1 hereto.

         "Addition Date" shall mean, with respect to the Additional Accounts designated hereby, October 5, 2006.

         "Addition Cut-Off Date" shall mean, with respect to the Additional Accounts designated by this Assignment, the close of business on September 25, 2006.

         "Addition Selection Date" shall mean, with respect to the Additional Accounts designated by this Assignment, August 31, 2006.

         2. Designation of Additional Accounts. On or before the date hereof, the Transferor will deliver to the Trustee computer files, microfiche lists or printed lists containing a true and complete schedule identifying all the Additional Accounts designated hereby, specifying for each such Additional Account its account number and the aggregate amount of Receivables outstanding in such Additional Account on the Addition Cut-Off Date, which computer files or lists shall be Schedule 1 hereto, shall supplement Schedule 1 to the Agreement and, as of the date of this Assignment, shall be incorporated into and made a part of this Assignment.

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         3. Conveyance of Receivables. (a) The Transferor does hereby transfer, assign, set over, sell and otherwise convey, without recourse except as set forth in the Agreement, to the Trustee, on behalf of the Trust, for the benefit of the Certificateholders, all its right, title and interest in, to and under the Receivables existing in each of the Additional Accounts at the close of business on the Addition Cut-Off Date and thereafter created from time to time until the termination of the Trust, all monies due or to become due and all amounts received with respect thereto and all Collections (including Recoveries) and proceeds (including Insurance Proceeds and "proceeds" as defined in the UCC) thereof. The foregoing does not constitute and is not intended to result in the creation or assumption by the Trust, the Trustee, any Investor Certificateholder or any Series Enhancer of any obligation of the Servicer, the Transferor or any other Person in connection with the Accounts, the Receivables or under any agreement or instrument relating thereto.

                  (b) The Transferor agrees to record and file, at its own expense, financing statements (and continuation statements when applicable) with respect to the Receivables now existing and hereafter created in the Additional Accounts, meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect, and maintain perfection of, the sale and assignment of its interest in such Receivables to the Trustee, and to deliver a file-stamped copy of each such financing statement or other evidence of such filing to the Trustee on or prior to the Addition Date. The Trustee shall be under no obligation whatsoever to file such financing or continuation statements or to make any other filing under the UCC in connection with such sale and assignment.

                  (c) In connection with such sale, the Transferor further agrees, at its own expense, on or prior to the date of this Assignment, to indicate in the appropriate computer files that Receivables created in connection with the Additional Accounts designated hereby have been conveyed to the Trustee pursuant to the Agreement and this Assignment for the benefit of the Certificateholders by including in the securitization field of such computer files the code "AB" or "AC," as applicable, for each such Additional Account.

                  (d) The parties hereto intend that each transfer of Receivables and other property pursuant to this Assignment constitute a sale, and not a secured borrowing, for accounting purposes. Nevertheless, the Transferor does hereby grant to the Trustee a security interest in all of its right, title and interest, whether now owned or hereafter acquired, in and to the Receivables existing in each of the Additional Accounts at the close of business on the Addition Cut-Off Date and thereafter created from time to time until the termination of the Trust, all monies due or to become due and all amounts received with respect thereto and all Collections (including Recoveries) and proceeds (including Insurance Proceeds and "proceeds" as defined in the UCC) thereof. This Assignment constitutes a security agreement under the UCC.

         4. Acceptance by Trustee. The Trustee hereby acknowledges its acceptance on behalf of the Trust of all right, title and interest to the property, now existing and hereafter created, conveyed to the Trustee pursuant to Section 3 of this Assignment, and declares that it shall maintain such right, title and interest, upon the trust set forth in the Agreement for the benefit of all Certificateholders. The Trustee further acknowledges that, prior to or simultaneously with the execution and delivery of this Assignment, the Transferor delivered to the Trustee the computer files or microfiche lists described in Section 2 of this Assignment.

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         5. Representations and Warranties of the Transferor. The Transferor
hereby represents and warrants to the Trustee, on behalf of the Trust, as of the date of this Assignment and as of the Addition Date that:

                  (a) Legal Valid and Binding Obligation. This Assignment constitutes a legal, valid and binding obligation of the Transferor enforceable against the Transferor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

                  (b) Eligibility of Accounts. As of the Addition Selection Date, each Additional Account designated hereby is an Eligible Account and each Receivable in each Additional Account designated hereby is an Eligible Receivable;

                  (c) Insolvency. As of the Addition Cut-Off Date and the Addition Date, no Insolvency Event with respect to the Transferor has occurred and the transfer by the Transferor of Receivables arising in the Additional Accounts to the Trustee has not been made in contemplation of the occurrence thereof;

                  (d) Pay Out Event. The Transferor reasonably believes that (A) the addition of the Receivables arising in the Additional Accounts will not, based on the facts known to the Transferor, then or thereafter cause a Pay Out Event to occur with respect to any Series and (B) no selection procedure was utilized by the Transferor which would result in the selection of Additional Accounts (from among the available Eligible Accounts owned by the Transferor) that would be materially adverse to the interests of the Investor Certificateholders of any Series as of the Addition Date;

                  (e) Security Interest. This Assignment constitutes a valid sale, transfer and assignment to the Trustee of all right, title and interest, whether now owned or hereafter acquired, of the Transferor in the Receivables existing in each of the Additional Accounts at the close of business on the Addition Cut-Off Date or thereafter created, all monies due or to become due and all amounts received with respect thereto and, to the extent set forth in the UCC in effect in the relevant state, the "proceeds" thereof, or, if this Assignment does not constitute a sale of such property, it creates a valid and continuing security interest (as defined in the applicable UCC) in favor of the Trustee in such property, which security interest is prior to all other liens, and is enforceable as such as against creditors of and purchasers from the Transferor. Upon the filing of the financing statements described in Section 3 of this Assignment and, in the case of the Receivables hereafter created and the proceeds thereof, upon the creation thereof, the Trustee shall have a first priority perfected security or ownership interest in such property, except for (i) Liens permitted under clause (d) of the definition of "Eligible Receivable" in the Agreement, (ii) the interests of the holders of the Transferor Certificates under the Agreement and (iii) the right to receive interest and investment earnings (net of losses and investment expenses) in respect of the Collection Account as provided in the Agreement or any Series Account if so provided in the applicable Supplement. The Receivables described in Section 3 of this Assignment constitute "accounts" within the meaning of the applicable UCC;

                  (f) Creation. At the time of its transfer of any Receivable to the Trustee pursuant to this Assignment, the Transferor owned and had good and marketable title to such Receivable free and clear of any lien, claim or encumbrance of any Person;


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                  (g) Perfection. The Transferor has caused or will have caused, within ten (10) days of the initial execution of this Assignment, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Receivables granted to the Trustee pursuant to this Assignment;

                  (h) Priority. Other than the security interest granted to the Trustee pursuant to this Assignment, the Transferor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed the Receivables described in Section 3 of this Assignment. The Transferor has not authorized the filing of and is not aware of any financing statements against the Transferor that include a description of such Receivables other than any financing statement relating to the transfer and security interest granted to the Trustee pursuant to this Assignment or that has been terminated. The Transferor is not aware of any judgment or tax lien filings against the Transferor;

                  (i) No Conflict. The execution and delivery by the Transferor of this Assignment, the performance of the transactions contemplated by this Assignment and the fulfillment of the terms hereof applicable to the Transferor, will not conflict with or violate any Requirements of Law applicable to the Transferor or conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Transferor is a party or by which it or its properties are bound;

                  (j) No Proceedings. There are no proceedings or investigations, pending or, to the best knowledge of the Transferor, threatened against the Transferor before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality
         (i) asserting the invalidity of this Assignment, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Assignment, (iii) seeking any determination or ruling that, in the reasonable judgment of the Transferor, would materially and adversely affect the performance by the Transferor of its obligations under this Assignment or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Assignment;

                  (k) All Consents. All authorizations, consents, orders or approvals of any court or other governmental authority required to be obtained by the Transferor in connection with the execution and delivery of this Assignment by the Transferor and the performance of the transactions contemplated by this Assignment by the Transferor, have been obtained; and

                  (l) List of Accounts. As of the Addition Date, to the best knowledge of the Transferor, the computer files or microfiche lists of Additional Accounts complies with the requirements of Section 2 hereof.

         The representations and warranties in clauses (e) through (h) above shall survive until the termination of the Agreement. Such representations and warranties speak as of the date of this Assignment and as of the Addition Date but shall not be waived by any of the parties to this Assignment unless each Rating Agency shall have notified the Transferor, the Servicer and the Trustee in writing that such waiver will not result in a reduction or withdrawal of the rating of any outstanding Series or Class to which it is a Rating Agency.

         6. Ratification of Agreement. As amended and supplemented by this Assignment, the Agreement is in all respects ratified and confirmed and the Agreement as so amended and supplemented by this Assignment shall be read, taken and construed as one and the same instrument.


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         7. Counterparts. This Assignment may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

         9. GOVERNING LAW. THIS ASSIGNMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.



                            (signature page follows)



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         IN WITNESS WHEREOF, the Transferor and the Trustee have caused this
Assignment to be duly executed by their respective officers as of the day and year first above written.

                                 AMERICAN EXPRESS RECEIVABLES
                                 FINANCING CORPORATION IV LLC,
                                   as Transferor


                                 By       /s/ Daniel L. Follett
                                     -------------------------------------------
                                       Name:  Daniel L. Follett
                                       Title: President



                                 THE BANK OF NEW YORK,
                                   not in its individual capacity,
                                   but solely as Trustee


                                 By       /s/ Catherine L. Cerilles
                                     -------------------------------------------
                                       Name:  Catherine L. Cerilles
                                       Title: Assistant Vice President



























                      [Signature Page - Assignment No. 15]


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Acknowledged and Accepted:

AMERICAN EXPRESS RECEIVABLES
FINANCING CORPORATION II


By: /s/ Maureen Ryan
    ---------------------
     Name:  Maureen Ryan
     Title: President


AMERICAN EXPRESS RECEIVABLES
FINANCING CORPORATION III LLC


By: /s/ Andrea J. Moss
    -----------------------
     Name:  Andrea J. Moss
     Title: President



























                   [Acknowledgement Page - Assignment No. 15]